ANY INVESTMENT DECISION WITH RESPECT TO THE SECURITIES SHOULD BE MADE BY YOU
  BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THE INFORMATION HEREIN WILL BE SUPERSEDED
    IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND
     PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL-PRIOR STUCTURAL AND COLLATERAL TERM SHEETS, IF ANY.


                      STRUCTURAL AND COLLATERAL TERM SHEET

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-CIBC3

                                  $872,376,459
                       (Approximate Initial Pool Balance)
             ------------------------------------------------------

                               JPMORGAN CHASE BANK
                                    CIBC INC.
                              Mortgage Loan Sellers

                            FIRST UNION NATIONAL BANK
                                 Master Servicer

                            FIRST UNION NATIONAL BANK
                                Special Servicer

             ------------------------------------------------------

                         FOR FURTHER INFORMATION CONTACT:

                           J.P. MORGAN SECURITIES INC.

       Brian Baker                  Glenn Riis                Andy Taylor
      (212) 834-3813              (212) 834-3813            (212) 834-3813

                             CIBC WORLD MARKETS CORP.
     Richard Turnbull               Mimi Cheng                Kevin Cull
      (212) 667-5631              (212) 667-5605            (212) 667-5607

JPMORGAN                                                CIBC WORLD MARKETS CORP.
MERRILL LYNCH & CO.                                         SALOMON SMITH BARNEY

The analyses in this report are based upon information provided by JPMorgan Chase Bank and CIBC Inc., (the "Sellers"). J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Salomon Smith Barney Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement and any other information. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

APPROXIMATE SECURITIES STRUCTURE
--------------------------------

                              APPROX.      CREDIT     EXPECTED     EXPECTED
                               FACE/      SUPPORT     WEIGHTED      PAYMENT
          RATINGS BY         NOTIONAL      (% OF     AVG. LIFE       WINDOW
CLASS     FITCH/S&P         AMOUNT ($)    BALANCE)   (YEARS)(A)   (MONTHS) (A)
--------- ---------------- ------------ ----------- ------------ --------------
PUBLICLY OFFERED CLASSES
A-1          AAA / AAA       51,429,000     21.250%     2.50       1/02 - 6/06
A-2          AAA / AAA      175,139,000     21.250%     6.50      6/06 - 12/10
A-3          AAA / AAA      435,428,000     21.250%     9.65     12/10 - 12/11
A-3F         AAA / AAA       25,000,000     21.250%     9.65     12/10 - 12/11
B             AA / AA        37,076,000     17.000%     9.98     12/11 - 12/11
C            AA- / AA-       13,086,000     15.500%     9.98     12/11 - 12/11

PRIVATELY OFFERED CLASSES
--------- ---------------- ------------ ----------- ------------ --------------
X1           AAA / AAA           TBD (b)         NA       NA                NA
X2           AAA / AAA           TBD (b)         NA       NA                NA
D              A / A         23,990,000     12.750%       NA                NA
E             A- / A-         9,815,000     11.625%       NA                NA
F            BBB / BBB       27,261,000      8.500%       NA                NA
G           BBB- / BBB-      10,905,000      7.250%       NA                NA
H            BB+ / BB+       17,448,000      5.250%       NA                NA
J             BB / BB         6,543,000      4.500%       NA                NA
K            BB- / BB-        6,542,000      3.750%       NA                NA
L             B+ / B+         7,634,000      2.875%       NA                NA
M              B / B          4,362,000      2.375%       NA                NA
N             B- / B-         4,361,000      1.875%       NA                NA
NR               NR          16,357,458          NA       NA                NA
--------- ---------------- ------------ ----------- ------------ --------------

Note: (a)  Calculated at 0% CPR, no balloon extensions, ARD loans pay in full on the Anticipated Repayment Date, clean-up call is not exercised and there are no defaults

      (b)  Based on the Notional amount

KEY FEATURES
------------
Lead Managers:                   J.P. Morgan Securities Inc. (Bookrunner)
                                 CIBC World Markets Corp.


Co-Managers:                     Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated
                                 Salomon Smith Barney Inc.

Mortgage Loan Sellers:           JPMorgan Chase Bank (57%)
                                 CIBC Inc. (43%)

Master Servicer:                 First Union National Bank

Special Servicer:                First Union National Bank

Trustee:                         Wells Fargo Bank Minnesota, N.A.

Rating Agencies:                 Fitch, Inc.
                                 Standard & Poor's Ratings Services

Pricing:                         On or about December 14, 2001

Delivery Date:                   On or about December 21, 2001

Cut-off Date:                    December 10, 2001

Distribution Date:               15th of each month, or following business day

Payment Delay:                   14 days (0 days for Class A-3F)

ERISA Eligible:                  A-1, A-2, A-3, A3-F, B and C

Structure:                       Sequential pay

Day Count:                       30/360 (Actual/360 for Class A-3F)

Tax Treatment:                   REMIC

Rated Final Distribution Date:   Distribution Date in May, 2033

Clean-up Call:                   1%

Minimum Denomination:            $10,000 (among the publicly offered classes)

Delivery:                        DTC, Euroclear and Cedel

================================================================================

COLLATERAL FACTS
----------------
Initial Pool Balance:                                          $872,376,459
Number of Mortgage Loans:                                               126
Number of Mortgaged Properties:                                         138
Average Cut-off Date Balance per Loan:                           $6,923,623
Average Cut-off Date Balance per Property:                       $6,321,569
Weighted Average Current Mortgage Rate:                              7.340%
Weighted Average UW DSCR:                                             1.42x
Weighted Average Cut-off Date LTV Ratio:                              68.3%
Weighted Average Remaining Term to Maturity (months):                   114
Weighted Average Remaining Amortization Term (months):                  336
Weighted Average Seasoning (months):                                      3
10 Largest Loans or Cross Collateralized Groups as % of               41.5%
IPB:

TEN LARGEST LOANS OR CROSS COLLATERALIZED GROUPS
------------------------------------------------
                               BAL   % BY
LOAN                          (MM)   BAL.   DSCR     LTV   PROPERTY TYPE
---------------------------- ------ ------ ------- ------- --------------------
Franklin Park Mall            $89.7  10.3%  1.63x   57.1%  Regional Mall
Kings Plaza                    49.9   5.7   2.16x   41.8%  Regional Mall
Olentangy Commons Apartments   42.4   4.9   1.32x   79.1%  Multifamily
Washington Bus. Park           40.0   4.6   1.26x   74.3%  Office/Industrial
Portfolio                                                  Flex
Marriott-Keystone              31.6   3.6   1.35x   65.9%  Full Service
                                                           Hotel
640 North LaSalle Street       25.0   2.9   1.56x   69.4%  CBD Office
Saddlebrook Farms              23.8   2.7   1.24x   76.0%  Manufact. Housing
Desert Palms                   21.4   2.5   1.29x   79.3%  Anchored Retail
Affinity Group, Inc.           21.4   2.4   1.32x   67.1%  Office/Indus./Retail
Portfolio
Bulfinch Triangle              17.2   2.0   1.29x   71.6%  CBD Office
---------------------------- ------ ------ ------- ------- --------------------
TOTAL/WTD. AVG.              $362.4  41.5%  1.52x   64.9%

GEOGRAPHIC DISTRIBUTION
-----------------------
                                               CUT-OFF DATE BALANCE
                                    --------------------------------------------
                            NO. OF                                      WA UW
STATE                   PROPERTIES        (MM)   % OF UPB     WA LTV     DSCR
--------------------- ------------- ----------- ---------- ---------- ----------
Ohio                             4     $143.8         16.5%      65.4%   1.51x
New York                        10       74.2          8.5       51.8    1.88
California                      16       73.5          8.4       67.7    1.39
     Northern                    4       11.9          1.4       60.3    1.60
     Southern                   12       61.6          7.1       69.1    1.35
Illinois                         4       60.9          7.0       72.6    1.37
Maryland                        13       60.1          6.9       72.7    1.31
Other States                    91      459.8         52.7       70.7    1.35
--------------------- ------------- ----------- ---------- ---------- ----------
TOTAL/WTD. AVG.                138      $872.4      100.0%       68.3%   1.42X

PROPERTY TYPE DISTRIBUTION
--------------------------
                                               CUT-OFF DATE BALANCE
                                    --------------------------------------------
                            NO. OF
PROPERTY TYPE           PROPERTIES        (MM)   % OF UPB   WA LTV   WA UW DSCR
--------------------- ------------- ----------- ---------- -------- ------------
Retail                          28      $289.5      33.2%    62.8%         1.56x
      Regional Mall              2       139.6      16.0     51.6          1.82
      Anchored                  19       130.0      14.9     74.1          1.31
     Unanchored                  7        19.8       2.3     67.3          1.41
Office                          32       207.6      23.8     68.4          1.38
     CBD                         4        50.8       5.8     70.0          1.42
     Suburban                   28       156.8      18.0     67.9          1.36
Multifamily                     36       168.5      19.3     76.4          1.30
Industrial                      25       114.5      13.1     69.5          1.36
Manufactured Housing             8        37.3       4.3     74.5          1.26
Full Service Hotel               1        31.6       3.6     65.9          1.35
Self-Storage                     4         9.2       1.1     62.8          1.45
Mixed Use                        3         9.1       1.0     71.8          1.35
Nursing Home                     1         5.0       0.6     51.1          2.19
---------------------- ------------ ----------- ---------- -------- ------------
TOTAL/WTD. AVG.                138      $872.4     100.0%    68.3%        1.42X

                                  Page 2 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                         CUT-OFF DATE PRINCIPAL BALANCES

                                                                                    % OF PRINCIPAL                       WA
PRINCIPAL BALANCE($)                    NO. OF LOANS      PRINCIPAL BALANCE ($)            BALANCE  WA UW DSCR          LTV
------------------------------------ ------------------- ----------------------- ------------------ ----------- ------------
$385,000 - $1,000,000                        11                      $8,796,139               1.0%       1.35x        66.4%
$1,000,001 - $2,000,000                      31                      46,606,435                5.3       1.30x        70.2%
$2,000,001 - $5,000,000                      37                     134,649,072               15.4       1.36x        68.9%
$5,000,001 - $10,000,000                     25                     176,303,549               20.2       1.37x        71.8%
$10,000,001 - $20,000,000                    14                     182,180,986               20.9       1.34x        70.9%
$20,000,001 - $50,000,000                    7                      234,112,595               26.8       1.51x        67.2%
$50,000,001 - $89,727,681                    1                       89,727,681               10.3       1.63x        57.1%
------------------------------------ ------------------- ----------------------- ------------------ ----------- ------------
TOTAL:                                      126                    $872,376,459             100.0%       1.42X        68.3%
------------------------------------ ------------------- ----------------------- ------------------ ----------- ------------

AVERAGE PER LOAN:       $6,923,623
AVERAGE PER PROPERTY:   $6,321,569


                             MORTGAGE INTEREST RATES

                                                                                     %  PRINCIPAL                        WA
MORTGAGE INTEREST RATE (%)              NO. OF LOANS       PRINCIPAL BALANCE ($)          BALANCE   WA UW DSCR          LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
6.700% - 7.000%                              17                     $210,658,685             24.1        1.47x        67.1%
7.001% - 7.250%                              31                      214,233,928             24.6        1.34x        73.0%
7.251% - 7.500%                              25                      205,235,018             23.5        1.52x        64.5%
7.501% - 8.000%                              40                      179,300,356             20.6        1.37x        69.4%
8.001% - 8.460%                              13                       62,948,472              7.2        1.40x        65.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
TOTAL:                                       126                    $872,376,459           100.0%        1.42X        68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

WEIGHTED AVERAGE MORTGAGE INTEREST RATE: 7.340%


                                     UW DSCR

                                                                                            % OF
                                                                                       PRINCIPAL                         WA
UW DSCR (X)                             NO. OF LOANS       PRINCIPAL BALANCE ($)         BALANCE   WA UW DSCR           LTV
------------------------------------- ------------------ ------------------------ --------------- ------------ -------------
1.20x - 1.25x                                18                      $72,703,496            8.3%        1.23x         73.5%
1.26x - 1.30x                                35                      226,427,165            26.0        1.28x         73.1%
1.31x - 1.40x                                51                      315,117,776            36.1        1.34x         72.6%
1.41x - 1.50x                                12                       60,211,475             6.9        1.46x         64.5%
1.51x - 1.60x                                 4                       32,484,242             3.7        1.55x         67.9%
1.61x - 1.70x                                 3                      104,474,625            12.0        1.63x         56.6%
1.91x - 2.00x                                 1                        6,081,607             0.7        1.92x         71.3%
2.01x - 2.19x                                 2                       54,876,074             6.3        2.16x         42.6%
------------------------------------- ------------------ ------------------------ --------------- ------------ -------------
TOTAL:                                       126                    $872,376,459          100.0%        1.42X         68.3%
------------------------------------- ------------------ ------------------------ --------------- ------------ -------------

WEIGHTED AVERAGE: 1.42X

                                  Page 3 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                        CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                                   % OF PRINCIPAL                        WA
LTV (%)                                 NO. OF LOANS       PRINCIPAL BALANCE ($)          BALANCE   WA UW DSCR          LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
36.2% - 45.0%                                 3                      $54,662,424             6.3%        2.08x        42.0%
50.1% - 55.0%                                 3                       18,073,133              2.1        1.78x        52.4%
55.1% - 60.0%                                 7                      113,138,612             13.0        1.59x        57.0%
60.1% - 65.0%                                13                       55,047,571              6.3        1.39x        62.8%
65.1% - 70.0%                                30                      178,391,559             20.4        1.36x        68.1%
70.1% - 75.0%                                43                      231,770,061             26.6        1.32x        72.9%
75.1% - 80.0%                                27                      221,293,099             25.4        1.30x        78.5%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
TOTAL:                                       126                    $872,376,459           100.0%        1.42X        68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

WEIGHTED AVERAGE: 68.3%


                RANGE OF REMAINING TERM TO MATURITY/ARD (MONTHS)

REMAINING TERM TO                                                                  % OF PRINCIPAL                        WA
MATURITY/ARD (MONTHS)                   NO. OF LOANS       PRINCIPAL BALANCE ($)          BALANCE   WA UW DSCR          LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
53.0 - 100.0                                 13                     $93,098,257             10.7%        1.37x        71.8%
101.0 - 110.0                                 3                      44,795,290               5.1        1.38x        66.0%
111.0 - 120.0                                101                    704,067,623              80.7        1.44x        68.1%
151.0 - 200.0                                 6                      19,641,093               2.3        1.27x        61.9%
201.0 - 239.0                                 3                      10,774,196               1.2        1.23x        73.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
TOTAL:                                       126                   $872,376,459            100.0%        1.42X        68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

WEIGHTED AVERAGE: 114 MONTHS


                               AMORTIZATION TYPES

                                                                                   % OF PRINCIPAL                        WA
TYPE OF AMOTIZATION                     NO. OF LOANS       PRINCIPAL BALANCE ($)          BALANCE   WA UW DSCR          LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
ARD Loans                                    35                    $426,219,128             48.9%        1.41x        68.4%
Balloon Loans (1)                            80                     355,438,777              40.7        1.47x        66.6%
Partial Interest-only Loans (2)               3                      61,275,000               7.0        1.32x        78.3%
Fully Amortizing Loans                        8                      29,443,554               3.4        1.26x        65.8%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
TOTAL:                                       126                   $872,376,459            100.0%        1.42X        68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

(1)   Includes the mortgage loans with anticipated repayment dates.

(2) These mortgage loans provide for monthly payments of interest-only for a period ranging from 12 months to 24 months of the mortgage loans and the payment of the entire principal amount of the mortgage loans at maturity.

                                  Page 4 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                               STRUCTURAL OVERVIEW

o Interest payments will be pro-rata to the Class A-1, A-2, A-3, X-1, and X-2 Certificates and the Class A-3F regular interest, and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and Class X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates.

o The pass-through rate for the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates will be either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. The pass-through rate for the Class A-3F Certificates will be equal to Libor + bps. If the swap counterparty defaults or the swap contract is terminated, the pass-through rate on the Class A-3F Certificates will be a fixed rate equal to %. In the aggregate, the Class X-1 and X-2 Certificates will receive the net interest on the mortgage loans less the interest paid on the other Certificates.

o All Classes offered (except for the Class A-3F Certificates) will accrue interest on a 30/360 basis. The Class A-3F Certificates will accrue interest on an Actual/360 basis; except if the swap counteryparty defaults or the swap contract is terminated and the pass-through rate on the Class A-3F Certificates converts to a fixed rate, in which case the Class A-3F Certificates will accrue interest on a 30/360 basis.

o Principal payments will be paid sequentially to the Class A-1, A-2, (A-3 and A-3F pro-rata), B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates, until each Class is retired. The Class X-1 and X-2 Certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be born by the Classes (other than the Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, A-2, A-3 and A-3F Certificates.

o If the principal balance of the mortgage pool is less than or equal to the aggregate class principal balance of the Class A-1, A-2, A-3 and A-3F Certificates, principal distributions will be allocated pro-rata to the Class A-1, A-2, A-3 and A-3F Certificates.

o Net prepayment premiums calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the offered certificates, according to a specified formula, with any remaining amount payable to the Class X-1 and X-2 Certificates. For the amount payable to any interest-bearing Class, the formula is as follows:

                      Principal Paid to Class     (Pass - Through Rate on Class Discount Rate)
Prepayment Premium X ------------------------- X ----------------------------------------------
                       Total Principal Paid          (Mortgage Rate on Loan - Discount Rate)

o Net prepayment premiums not calculated by reference to a U.S. Treasury rate to the extent received will be allocated solely to the Class X-1 and X-2 Certificates.

The deal will provide for the standard collateral value adjustment feature for problem or delinquent loans. Under certain circumstances, the special servicer obtains a new appraisal and to the extent any such adjustment is not reversed, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.

                                  Page 5 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                              TOP 10 MORTGAGE LOANS

                                                                    % OF               CUT-OFF
LOAN NAME                                        AGGREGATE       INITIAL              DATE LTV
(LOCATION)                                 CUT-OFF BALANCE  POOL BALANCE   UW DSCR       RATIO               PROPERTY TYPE
---------------------------------------- ------------------ ------------- --------- ----------- ---------------------------
Franklin Park Mall                             $89,727,681          10.3%    1.63x       57.1%               Regional Mall
(Toledo, Ohio)

Kings Plaza                                     49,921,364           5.7     2.16x       41.8%               Regional Mall
(Brooklyn, New York)

Olentangy Commons Apartments                    42,400,000           4.9     1.32x       79.1%                 Multifamily
(Columbus, Ohio)

Washington Business Park Portfolio              40,000,000           4.6     1.26x       74.3%    Office / Industrial Flex
(Lanham, Maryland)

Marriott-Keystone at River Crossing             31,611,722           3.6     1.35x       65.9%          Full Service Hotel
(Indianapolis, Indiana)

640 North LaSalle Street                        25,000,000           2.9     1.56x       69.4%                  CBD Office
(Chicago, Illinois)

Saddlebrook Farms                               23,799,509           2.7     1.24x       76.0%        Manufactured Housing
(Round Lake Park, Illinois)

Desert Palms                                    21,400,000           2.5     1.29x       79.3%             Anchored Retail
(Phoenix, Arizona)

Affinity Group, Inc. Portfolio                  21,360,000           2.4     1.32x       67.1%        Office/Indus./Retail
(Various)

Bulfinch Triangle                               17,182,206           2.0     1.29x       71.6%                  CBD Office
(Boston, Massachusetts)

---------------------------------------- ------------------ ------------- --------- ----------- ---------------------------

TOTAL/WEIGHTED AVERAGE                        $362,382,482          41.5%    1.52X       64.9%
---------------------------------------- ------------------ ------------- --------- ----------- ---------------------------

                                  Page 6 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                               FRANKLIN PARK MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                     CUT-OFF DATE
                             --------                     ------------
PRINCIPAL BALANCE:           $90,000,000                  $89,727,681

% OF POOL BY IPB:            10.3%

SELLER:                      JPM

LOAN DATE:                   7/12/01

INTEREST RATE:               6.8440%

MAT/ARD DATE:                8/10/11

REMAINING AMORTIZATION:      356 months

SPONSOR:
Jointly owned by The Rouse Company (50%) and Rodamco North America, N.V. (50%). Rouse is one of the largest publicly held real estate companies in the U.S., owning and/or operating 47 regional malls and 14 community centers as of November 2001. Rodamco North America, N.V. is the third largest mall owner in the U.S., with interests in 35 regional malls across the country as of November 2001.

REM. CALL PROTECTION:        Lo(24)/Def(88)/O(4)

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                             UPFRONT ESCROW         MONTHLY BALANCE
TAXES                              $121,901                 $50,271
REPLACEMENT RESERVES                      -                   8,282
                             --------------         ---------------
TOTAL                              $121,901                 $58,563


CUT-OFF DATE LOAN/SF:        $175

CUT-OFF DATE LTV:            57.1%

MATURITY/ARD LTV:            49.7%

UW DSCR:                     1.63x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Regional Mall

SQUARE FEET:                      512,397

LOCATION:                         Toledo, Ohio

YEAR BUILT / YEAR RENOVATED:      1971 / 2001

COLLATERAL:
The subject property is an enclosed regional shopping mall located in Toledo, Ohio. Anchors include: Dillard's (192,182 sf), Marshall Field's (186,621 sf), Jacobson's (110,718 sf) and JC Penney (265,378 sf); Dillard's is the only anchor included in the collateral, with sales of $234/sf. Dillard's is the only anchor owned by the Borrower; the remaining anchors own their respective land and improvements. The Franklin Park Mall Theater, operated by National Amusements, Inc. (with 6 screens) had sales for the 12 months ending September 2001 of $180,614 per screen. Occupancy costs for the in-line tenants averaged approximately 11.5% for the 12 months ending July 2001.

IN-LINE SALES & OCCUPANCY HISTORY:

                              SALES PSF         OCC. %
                              ---------         ------
           1998                    $432           100%
           1999                    $418           97%
           2000                    $436           93%
     Sept. 2001                    $439           99%

MAJOR IN-LINE TENANTS:

                                                        TTM 9/01     LEASE
TENANT                           SF     % SF   RENT PSF    SALES  EXP. YR.
------                           --     ----   --------    -----  --------
Abercrombie & Fitch          11,105     2.2%     $27.00     $612      2008
Express (Baa1/BBB+)           8,983     1.8%     $20.00     $459      2007
Lerner New York (Baa1/BBB+)   8,241     1.6%     $23.00     $352      2006
Structure (Baa1/BBB+)         7,646     1.5%     $28.00     $296      2006
Eddie Bauer                   7,240     1.4%     $38.73     $391      2010
Banana Republic (Baa2/BBB+)   7,133     1.4%     $30.35     $435      2006

CURRENT OCCUPANCY:                99.0% (as of 10/31/01)

HISTORICAL NOI:
TTM  (8/31/01):                   $11,150,917
       FY 2000:                   $11,276,763

UW NOI:                           $12,013,241

UW NET CASH FLOW:                 $11,504,235

APPRAISED VALUE:                  $157,100,000

APPRAISAL DATE:                   5/1/01

                 [GRAPHIC OMITTED]          [GRAPHIC OMITTED]

                                  Page 7 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                   KINGS PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                       CUT-OFF DATE
                             --------                       ------------
PRINCIPAL BALANCE:           $50,000,000                    $49,921,364

% OF POOL BY IPB:            5.7%

SELLER:                      JPM

LOAN DATE:                   5/31/01

INTEREST RATE:               7.4620%

MAT/ARD DATE:                6/10/11

REMAINING AMORTIZATION:      318 months

SPONSOR:
Alexander's Inc. is a real estate investment trust engaged in developing and redeveloping properties. Alexander's activities are conducted through its manager Vornado Realty Trust. Vornado Realty Trust is a fully integrated REIT which owns and manages approximately 66 million square feet of real estate.

REM. CALL PROTECTION:        Lo(24)/Def(86)/O(4)

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                             UPFRONT ESCROW        MONTHLY BALANCE
                             --------------        ---------------
ENVIRONMENTAL                    $4,314,500                      -
TAX                               3,326,141                493,069
INSURANCE                           157,410                 24,689
REPLACEMENT RESERVES                411,125                 15,417
TI/LC *                           3,450,000                 30,000
OTHER                             4,014,231                  7,116
                             --------------        ---------------
TOTAL                           $15,673,407               $570,290

* TI/LC Monthly Reserve capped at $360,000

                             A2 NOTE                        WHOLE LOAN
                             -------                        ----------
CUT-OFF DATE BALANCE:        $49,921,364                    $221,830,968

CUT-OFF DATE LOAN/SF:        $187 (1)                       $297

CUT-OFF DATE LTV:            41.8% (1)                      66.2%

MATURITY/ARD LTV:            31.8% (1)                      56.2%

UW DSCR:                     2.16x (1)                      1.36x

(1) Includes the Note A1 AND A2 IN THE AGGREGATE

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Regional Mall

SF:                               748,051

LOCATION:                         Brooklyn, New York

YEAR BUILT / YEAR RENOVATED:      1970 / 2000

COLLATERAL:
The subject property is a two-story enclosed regional shopping mall. Anchor stores include Macy's (300,000 sf) and Sears (289,215 sf); Sears is the only anchor store included in the collateral. Loews Cineplex Entertainment, with 6 screens, had sales in 2000 of $517,038 per screen. Occupancy costs for the in-line tenants averaged approximately 15.8% for the TTM through Sept 2001.

MALL SALES & OCCUPANCY HISTORY:

                              SALES PSF         OCC. %
                              ---------         ------
           1998                    $508           90%
           1999                    $546           92%
           2000                    $585           92%
     Sept. 2001                    $576           98%

MAJOR IN-LINE TENANTS:

TENANT                           SF     % SF   RENT PSF    SALES  EXP. YR.
------                           --     ----   --------    -----  --------
Old Navy (Baa2/BBB+)         28,147     3.8%     $43.33     $620      2009
H&M *                        24,146     3.2%     $48.00     $600      2011
The Gap (Baa2/BBB+)          22,175     3.0%     $53.30     $548      2013
Modell's                     16,880     2.3%     $45.00       NA      2014
Limited (Baa1/BBB+)          11,136     1.5%     $50.00     $331      2009
Express (Baa1/BBB+)          10,365     1.4%     $50.00     $517      2007

-----------------
* Sales PSF were estimated, Rent PSF equals 8% of sales

CURRENT OCCUPANCY:                98.6% (as of 10/10/01)

HISTORICAL NOI:
 TTM (9/30/01):                   $23,965,000
       FY 2000:                   $22,208,991

UW NOI:                           $27,141,884

UW NET CASH FLOW:                 $26,203,607

APPRAISED VALUE:                  $335,000,000

APPRAISAL DATE:                   9/30/01

                                [GRAPHIC OMITTED]

                                  Page 8 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                          OLENTANGY COMMONS APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                        CUT-OFF DATE
                             --------                        ------------
PRINCIPAL BALANCE:           $42,400,000                     $42,400,000

% OF POOL BY IPB:            4.9%

SELLER:                      CIBC

LOAN DATE:                   8/9/01

INTEREST RATE:               7.1900%

MAT/ARD DATE:                9/1/11

REMAINING AMORTIZATION:      360 months

SPONSOR:
John E. Haley is the chairman of Dial Equities, a full service real estate firm that currently owns and operates a real estate portfolio valued in excess of $100 million. Mr. Haley has been a real estate Investor for more than 30 years, investing in multifamily properties located throughout the United States. Dial Equities currently owns 18 properties with approximately 3,381 apartment units in three states.

REM. CALL PROTECTION:        Lo(24)/Def(89)/O(4)

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                             UPFRONT ESCROW        MONTHLY BALANCE
                             --------------        ---------------
TAX                                $195,162                $48,576
INSURANCE                            40,687                 13,562
REPLACEMENT RESERVES                      -                 15,507
                             --------------        ---------------
TOTAL                              $235,848                $77,645

CUT-OFF DATE LOAN/UNIT:      $51,270

CUT-OFF DATE LTV:            79.1%

MATURITY/ARD LTV:            70.7%

UW DSCR:                     1.32x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Multifamily

UNITS:                            827

LOCATION:                         Columbus, Ohio

YEAR BUILT / YEAR RENOVATED:      1971 / 1990

COLLATERAL:
The subject property is a garden apartment community consisting of 93 two-story buildings in Columbus, Ohio. The property was built in phases between 1971-1981 and is situated on 70 acres. On- site amenities include a clubhouse, swimming pool, fitness center, tennis and volleyball courts, playground and a laundry room.

                           NUMBER    AVG. RENT          MKT. RENT
                           ------    ---------          ---------
One Bedroom                   129         $602        $515 - $680
Two Bedrooms                  475         $797        $560 - $755
Three Bedrooms                223       $1,060    $1,175 - $1,275
                              ---       ------
Total / Weighted Average      827         $838

-------------------
Average market vacancy is 4.6% as stated in the appraisal.

CURRENT OCCUPANCY:                97.5%  (as of 9/30/01)

HISTORICAL NOI:
 TTM (7/31/01):                   $5,171,628
       FY 2000:                   $4,918,968

UW NOI:                           $4,766,275

UW NET CASH FLOW:                 $4,551,255

APPRAISED VALUE:                  $53,600,000

APPRAISAL DATE:                   6/12/01

                                [GRAPHIC OMITTED]

                                  Page 9 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                       WASHINGTON BUSINESS PARK PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                       CUT-OFF DATE
                             --------                       ------------
PRINCIPAL BALANCE:           $40,000,000                    $40,000,000

% OF POOL BY IPB:            4.6%

SELLER:                      CIBC

LOAN DATE:                   11/26/01

INTEREST RATE:               7.3800%

MAT/ARD DATE:                12/1/11

REMAINING AMORTIZATION:      360  months

SPONSOR:
Ronald J. Cohen has been a real estate investor and developer in the Washington D.C. area for more than 30 years, investing in a wide variety of office, hotel and retail properties located throughout the US. Mr. Cohen controls over 3.5 million square feet of real estate through his own companies and in partnerships with members of his immediate family.
Bresler & Reiner Inc. has been developing and investing in real estate in the Washington, D.C. area for more than 35 years, and investing in a wide variety of office, hotel, multifamily and retail properties located throughout the United States. Bresler & Reiner Inc.'s real estate portfolio consists of approximately 2 million square feet.

REM. CALL PROTECTION:        Lo(24)/Def(92)/O(4)

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                             UPFRONT ESCROW        MONTHLY BALANCE
                             --------------        ---------------
TAX                                 $45,871                $45,871
INSURANCE                           186,334                 14,333
REPLACEMENT RESERVES                 10,086                 10,086
TI/LC*                              140,000                 40,000
                             --------------        ---------------
TOTAL                              $382,291               $110,290

* TI/LC Monthly Reserve capped at $2,000,000

CUT-OFF DATE LOAN/SF:        $70

CUT-OFF DATE LTV:            74.3%

MATURITY/ARD LTV:            65.5%

UW DSCR:                     1.26x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Portfolio

PROPERTY TYPE:                    Office / Industrial Flex

SF:                               570,442

LOCATION:                         Lanham, Maryland

YEAR BUILT / YEAR RENOVATED:      Various

COLLATERAL:
The subject is comprised of nine class B office and industrial flex buildings, with 105,780 square feet leased as office space and 464,662 square feet leased as industrial flex space. The subject properties are 91.8% occupied with approximately 51 tenants representing varied industries. The properties are located within the Washington Business Park situated on approximately 48 acres of land, ten miles northeast of Washington, D.C. The market vacancy for office is 6.4% and for industrial flex space is 9.7%.

MAJOR TENANTS:
                                                              LEASE
TENANT                           SF     % SF   RENT PSF    EXP. YR.
------                           --     ----   --------    --------
Integral Systems             70,924    12.4%     $10.72        2009
GSA Indian River             27,000     4.7%     $10.83        2002
Highland Technologies        30,200     5.3%     $10.38        2005

-------------------
Market average office rental rates are $17.50/sf - $23.00/sf
Market average industrial flex rental rates are $8.35/sf - $15.50/sf

CURRENT OCCUPANCY:                91.8% (as of 8/1/01)

HISTORICAL NOI:
 TTM (7/31/01):                   $4,959,658
       FY 2000:                   $4,433,553

UW NOI:                           $4,738,785

UW NET CASH FLOW:                 $4,193,551

APPRAISED VALUE:                  $53,800,000

APPRAISAL DATE:                   8/9/01

                                [GRAPHIC OMITTED]

                                  Page 10 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                      MARRIOTT-KEYSTONE AT RIVER CROSSING

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                        CUT-OFF DATE
                             --------                        ------------
PRINCIPAL BALANCE:           $32,000,000                     $31,611,722

% OF POOL BY IPB:            3.6%

SELLER:                      JPM

LOAN DATE:                   10/03/00

INTEREST RATE:               8.4100%

MAT/ARD DATE:                11/1/10

REMAINING AMORTIZATION:      287 months

SPONSOR:
Columbia Sussex Corporation currently owns and operates 43 hotels comprising 11,988 rooms either directly or through a partnership interest. Columbia Sussex is the nation's largest full- service Marriott franchisee.

REM. CALL PROTECTION:        Lo(24)/Def(79)/O(4)

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                             UPFRONT ESCROW        MONTHLY BALANCE
                             --------------        ---------------
TAX                                 $55,470                $33,653
INSURANCE                            11,195                      -
FF&E                                      -                 48,526
                             --------------        ---------------
TOTAL                               $66,665                $82,179

CUT-OFF DATE LOAN/ROOM:      $100,355

CUT-OFF DATE LTV:            65.9%

MATURITY/ARD LTV:            55.6%

UW DSCR:                     1.35x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    Full Service Hotel

ROOMS:                            315

LOCATION:                         Indianapolis, Indiana

YEAR BUILT / YEAR RENOVATED:      1998

COLLATERAL:
The subject is an eleven-story, full service hotel located in the River Crossing development in north Indianapolis. Amenities include an indoor pool, whirlpool, fitness center, lounge and patio overlooking a lake. The subject is located on the north and west sides of a 26-acre lake, within the River Crossing development in Indianapolis.
Indianapolis was recognized by Fortune Magazine as one of the best cities for business in North America.

OPERATING HISTORY:
                                                            YTD
                                  1999         2000    (10/2001)         UW
                                  ----         ----    ---------         --
Avg. Occupancy                   61.5%        68.3%        59.5%      60.0%
ADR                               $110         $125         $127       $113
RevPAR                             $68          $85          $76        $68

                            SEPT. 2000   SEPT. 2001    OCT. 2000   OCT. 2001
                            ----------   ----------    ---------   --------
Avg. Occupancy                   77.8%        59.0%        73.1%      67.4%
ADR                               $160         $152         $118       $113
RevPAR                            $125          $90          $86        $76

CURRENT OCCUPANCY:                67.4% (as of 10/31/01)

HISTORICAL NOI:
 TTM (8/31/01):                   $6,667,023
       FY 2000:                   $6,415,595

UW NOI:                           $4,694,361

UW NET CASH FLOW:                 $4,135,133

APPRAISED VALUE:                  $48,000,000

APPRAISAL DATE:                   8/03/00

                                [GRAPHIC OMITTED]

                                  Page 11 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                            640 NORTH LASALLE STREET

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                        CUT-OFF DATE
                             --------                        ------------
PRINCIPAL BALANCE:           $25,000,000                     $25,000,000

% OF POOL BY IPB:            2.9%

SELLER:                      JPM

LOAN DATE:                   12/5/01

INTEREST RATE:               6.7000%

MAT/ARD DATE:                1/1/12

REMAINING AMORTIZATION:      360 months

SPONSOR:
Michael Cahan is the sole shareholder of MAC Management Co., the Property's leasing and management company. Mr. Cahan, has owned and operated the property since 1979.

REM. CALL PROTECTION:        Lo(23)/Def(93)/O(4)

CROSS-COLLATERALIZATION:     No

ADDITIONAL FINANCING:        None

RESERVES:

                             UPFRONT ESCROW        MONTHLY BALANCE
                             --------------        ---------------
REPLACEMENT RESERVES                      -                 $2,650
TI/LC*                                    -                  8,333
                             --------------        ---------------
TOTAL                                    $0                $10,983

* TI/LC Monthly Reserve capped at $500,000

CUT-OFF DATE LOAN/SF:        $86

CUT-OFF DATE LTV:            69.4%

MATURITY/ARD LTV:            60.2%

UW DSCR:                     1.56x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

PROPERTY TYPE:                    CBD Office

SQUARE FEET:                      291,831

LOCATION:                         Chicago, Illinois

YEAR BUILT / YEAR RENOVATED:      1969 / 1998

COLLATERAL:
The subject property is a six-story class B office building with ground floor retail and restaurants located in the heart of the River North submarket, approximately 6 blocks north of Chicago's Loop. The property is 91.8% occupied to approximately 36 tenants. LaSalle Street is a primary North-South artery, the Magnificent Mile shopping district and many of the City's top restaurants are within walking distance.

MAJOR TENANTS:

                                                                     LEASE
TENANT                                  SF     % SF   RENT PSF    EXP. YR.
------                                  --     ----   --------    --------
Kevin Berg and Associates, Inc.     52,936    18.1%     $19.40        2008
ABT Associates, Inc.                34,756    11.9%     $18.89        2002
Gino's East Corportion              14,743     5.1%     $18.01        2005

-------------------
Market average office rental rates are $18.50/sf - $20.00/sf
Market average retail rental rates are $30.00/sf - $35.00/sf

CURRENT OCCUPANCY:                91.8%  (as of 9/13/01)

HISTORICAL NOI:
       FY 2000:                   $3,542,902
       FY 1999:                   $3,454,726

UW NOI:                           $3,461,420

UW NET CASH FLOW:                 $3,022,641

APPRAISED VALUE:                  $36,000,000

APPRAISAL DATE:                   9/18/01

                                [GRAPHIC OMITTED]

                                  Page 12 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                               SADDLEBROOK FARMS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                              ORIGINAL                 CUT-OFF DATE
                              ---------                ------------
PRINCIPAL BALANCE:            $23,800,000              $23,779,509

% OF POOL BY IPB:             2.7%

SELLER:                       JPM

LOAN DATE:                    10/29/01

INTEREST RATE:                6.7500%

MAT/ARD DATE:                 11/1/06

REMAINING AMORTIZATION:       359 months

SPONSOR:
Charles Fanaro has extensive experience in the ownership and management of manufactured housing communities. Mr. Fanaro began the construction of Saddlebrook Farm in 1989.

REM. CALL PROTECTION:         Lo(24)/Def(33)/O(2)

CROSS-COLLATERALIZATION:      No

ADDITIONAL FINANCING:         None

RESERVES:
                              UPFRONT ESCROW           MONTHLY BALANCE
                              --------------           ---------------
TAXES                               $175,112                   $43,778
INSURANCE                             11,000                         -
REPLACEMENT RESERVES                       -                     3,042
                              --------------           ---------------
TOTAL                               $186,112                   $46,820

CUT-OFF DATE LOAN/PAD:        $32,575
CUT-OFF DATE LTV:             76.0%
MATURITY/ARD LTV:             71.8%
UW DSCR:                      1.24x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

PROPERTY TYPE:                Manufactured Housing Community

PADS:                         730

LOCATION:                     Round Lake Park, Illinois

YEAR BUILT / YEAR RENOVATED:  1989 / 2000

COLLATERAL:
The subject property is a five-star manufactured housing lakeside community for active adults 55 years of age and over. The property was built in 1989 on 326 acres, approximately 50 miles north of Chicago. Amenities include a lake lodge, picnic areas, walking trails, paddleboats and a victory garden.

CURRENT OCCUPANCY:            95.3%  (as of 9/1/01)

HISTORICAL NOI:
      TTM  (7/30/01):         $2,263,871
             FY 2000:         $2,081,614

UW NOI:                       $2,330,941

UW NET CASH FLOW:             $2,294,441

APPRAISED VALUE:              $31,300,000

APPRAISAL DATE:               7/31/01

                                [GRAPHIC OMITTED]

                                  Page 13 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                  DESERT PALMS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                              ORIGINAL                 CUT-OFF DATE
                              -----------              ------------
PRINCIPAL BALANCE:            $21,400,000              $21,400,000

% OF POOL BY IPB:             2.5%

SELLER:                       CIBC

LOAN DATE:                    11/29/01

INTEREST RATE:                7.5500%

MAT/ARD DATE:                 12/1/11

REMAINING AMORTIZATION:       360 months

SPONSOR:
Scott Cole, a principal of the Cole Companies, owns more than 33 commercial properties. The retail ownership is comprised of 17 properties ranging from 27,000 square feet to 245,000 square feet. Cole Companies, Inc. has a commercial real estate portfolio valued in excess of $100 million.

REM. CALL PROTECTION:         Lo(24)/Def(92)/O(4)

CROSS-COLLATERALIZATION:      No

ADDITIONAL FINANCING:         None

RESERVES:
                              UPFRONT ESCROW           MONTHLY BALANCE
                              --------------           ---------------
TAXES                               $176,667                   $35,333
INSURANCE                             37,843                     3,154
TI/LC*                                 5,833                     5,833
REPLACEMENT RESERVES                   1,741                     1,741
OTHER                                401,741                         -
                              --------------           ---------------
TOTAL                               $623,825                    $46,061
*There is no TI/LC Monthly Reserve Cap

CUT-OFF DATE LOAN/SF:         $65

CUT-OFF DATE LTV:             79.3%

MATURITY/ARD LTV:             70.1%

UW DSCR:                      1.29x

--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

PROPERTY TYPE:                Anchored Retail

SQUARE FEET:                  330,976

LOCATION:                     Phoenix, Arizona

YEAR BUILT / YEAR RENOVATED:  2000

COLLATERAL:
The subject is an anchored retail center located in Phoenix, Arizona. It is currently 97.2% occupied by 21 tenants and 3 anchors. The center is also shadow anchored by a Home Depot and Walgreens, which are not included in the collateral.

MAJOR TENANTS:
                                                                       Lease
TENANT                         SF         %SF       RENT PSF        EXP. YR.
------                         --         ---       --------        --------
Wal-Mart (Aa2/AA)           191,721     57.9%          $3.88            2019
Arcadia Ice Rink             31,679      9.6%             NA            2011
Staples (Baa2/BBB-)          23,942      7/2%         $14.51            2016

CURRENT OCCUPANCY:            97.2%  (as of 9/29/01)

HISTORICAL NOI:
 TTM (9/30/01):               $2,163,346
       FY 2000:               $1,697,504

UW NOI:                       $2,421,871

UW NET CASH FLOW:             $2,327,825

APPRAISED VALUE:              $27,000,000

APPRAISAL DATE:               10/18/01

                                [GRAPHIC OMITTED]

                                  Page 14 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                         AFFINITY GROUP, INC. PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                              ORIGINAL                 CUT-OFF DATE
                              ---------                ------------
PRINCIPAL BALANCE:            $21,360,000              $21,360,000

% OF POOL BY IPB:             2.4%

SELLER:                       CIBC

LOAN DATE:                    12/5/01

INTEREST RATE:                8.4500%

MAT/ARD DATE:                 1/1/12

REMAINING AMORTIZATION:       300/330 months

SPONSOR:
AGI Real Estate Holding, Inc., a wholly-owned subsidiary of AGHI was formed to own and operate the property. AGHI is a wholly owned subsidiary and the sole asset owned by AGI Holding Corp.

REM. CALL PROTECTION:         Lo(23)/Def(93)/O(4)

CROSS-COLLATERALIZATION:      Yes

ADDITIONAL FINANCING:         None

RESERVES:

                              UPFRONT ESCROW           MONTHLY BALANCE
                              --------------           ---------------
TAXES                                $97,117                   $20,223
INSURANCE                             53,569                    10,714
REPLACEMENT RESERVES                   5,096                     5,096
TI/LC*                               900,000                         -
                                ------------           ---------------
TOTAL                             $1,055,782                   $36,033

CUT-OFF DATE LOAN/SF:         $59

CUT-OFF DATE LTV:             67.1%

MATURITY/ARD LTV:             57.0%

UW DSCR:                      1.32x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Portfolio

PROPERTY TYPE:                Office / Industrial / Retail

SF:                           359,602

LOCATION:                     Michigan, California, Florida & Kentucky

YEAR BUILT / YEAR RENOVATED:  1973-1989/1995

COLLATERAL:
The subjects are cross-collateralized and cross-defaulted loans in various markets across the US. The portfolio consists of four retail properties, two office buildings and a distribution facility, all of which are 100% occupied by Affinity Group, Inc. AGI is a member-based direct marketing company primarily engaged in selling club memberships, publication products and services to selected recreational affinity groups.


                        PROPERTY                     BASE
PROPERTY                 TYPE           SF          RENT/SF       LOAN AMT       LOANS/SF
--------                 ----           --          -------       --------       --------
Bowling Green, KY       Office        31,278         $9.80       $1,975,000       $63.14
Ventura, CA             Office        74,176        $13.20       $6,450,000       $86.96
Bakersfiled, CA     Industrial        85,757         $3.12       $1,850,000       $21.57
Bowling Green, KY       Retail        32,282         $2.35         $385,000       $11.93
Kissimmee, FL           Retail        58,382         $9.00       $3,625,000       $62.09
La Mirada, CA           Retail        33,479        $17.40       $4,135,000      $123.51
Belleville, MI          Retail        44,248        $11.00       $2,940,000       $66.44

CURRENT OCCUPANCY:            100.0%  (as of 11/1/01)

UW NOI:                       $2,884,910

UW NET CASH FLOW:             $2,692,627

APPRAISED VALUE:              $31,830,000

APPRAISAL DATE:               Various

                                [GRAPHIC OMITTED]

                                  Page 15 of 16
--------------------------------------------------------------------------------

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                               BULFINCH TRIANGLE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                              ORIGINAL                 CUT-OFF DATE
                              ---------                ------------
PRINCIPAL BALANCE:            $17,225,000              $17,182,206

% OF POOL BY IPB:             2.0%

SELLER:                       CIBC

LOAN DATE:                    7/16/01

INTEREST RATE:                7.6400%

MAT/ARD DATE:                 8/1/11

REMAINING AMORTIZATION:       356 months

SPONSOR:
Labe Twersky has been an active investor in the U.S. real estate market for more than fifteen years, and serves as President of Daejan Holdings (U.S.) Inc. Mr. Twersky and a number of associates founded Residential Management, Inc. which currently manages over 4,500 residential apartments, 145,000 square feet of retail space, and 635,000 square feet of office space in Boston, Philadelphia, and the Washington D.C. corridor.

REM. CALL PROTECTION:         Lo(24)/Def(88)/O(4)

CROSS-COLLATERALIZATION:      No

ADDITIONAL FINANCING:         None

RESERVES:
                              UPFRONT ESCROW           MONTHLY BALANCE
                              --------------           ---------------
TAX                                  $52,315                   $26,157
INSURANCE                             26,052                     2,368
REPLACEMENT RESERVES                   1,261                     1,261
TI/LC*                                16,667                    16,667
OTHER                                367,505                         -
                              --------------           ---------------
TOTAL                               $463,800                   $46,453
*TI/LC Monthly Reserve Capped at $800,000


CUT-OFF DATE LOAN/SF:         $170

CUT-OFF DATE LTV:             71.6%

MATURITY/ARD LTV              63.6%

UW DSCR:                      1.29x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

PROPERTY TYPE:                CBD Office

SF:                           100,868

LOCATION:                     Boston, MA

YEAR BUILT / YEAR RENOVATED:  1889 / 1985

COLLATERAL:
The subject property is a Class B office building located in Boston, MA. Traditional office space is found throughout the six-story building except for its first floor bank branch, first floor restaurant, and basement storage space. The subject was originally constructed as two separate buildings in 1889, but underwent an extensive renovation between 1984-1985 to combine the two buildings into one and convert it to its current office/retail format.

MAJOR TENANTS:
                                                                      LEASE
TENANT                         SF         %SF       RENT PSF         EXP. YR.
------                         --         ---       --------        --------
MA Attorney General         54,280      53.8%        $38.54            2005
Feeley & Driscoll, P.C.     23,167      23.0%        $42.00            2011
Galway, Inc.                11.868      11.8%        $11.50            2012


CURRENT OCCUPANCY:            100.0%  (as of 8/31/01)

HISTORICAL NOI:
 TTM (8/31/01):               $2,076,317
       FY 2000:               $1,283,839

UW NOI:                       $2,094,213

UW NET CASH FLOW:             $1,883,066

APPRAISED VALUE:              $24,000,000

APPRAISAL DATE:               5/23/01

                                [GRAPHIC OMITTED]

                                  Page 16 of 16
--------------------------------------------------------------------------------